Exhibit 10.120

FORM OF

SHARE REDEMPTION AGREEMENT

This SHARE REDEMPTION AGREEMENT (this “Agreement”), dated December 15, 2016, is by and between RENNOVA HEALTH, INC., a Delaware corporation (the “Corporation”), and [___________] (“Seller”).

RECITALS

WHEREAS, Seller owns [_______] shares of Series G Convertible Preferred Stock, par value $.01 per share of the Corporation (the “Series G Preferred Stock”);

WHEREAS, the Corporation has filed a Registration Statement on Form S-1 (No. 333-214512) (the “Registration Statement”) relating to the offering by the Corporation of shares of Series H Convertible Preferred Stock, par value $.01 per share (the “Offering”); and

WHEREAS, Seller desires to sell to the Corporation, and the Corporation desires to acquire from Seller, all of such shares of Series G Preferred Stock held by the Seller on the Closing Date (as hereinafter defined) (the “Purchased Shares”) pursuant to the terms of this Agreement.

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties do hereby agree as follows:

1.                  Recitals. The foregoing recitals are incorporated herein by this reference as if fully set forth in this Agreement.

2.                  Redemption; Purchase Price. On the date of the consummation of the Offering (the “Closing Date”), upon the terms and conditions set forth herein, the Corporation agrees to purchase, and the Seller hereby agrees to sell to the Corporation, the Purchased Shares, free and clear of all liens, claims, and encumbrances, for a purchase price equal to $.45 multiplied by the number of shares of common stock of the Corporation into which the Purchased Shares are convertible (the “Total Amount”).

3.                  Payment. On the Closing Date, upon delivery of stock certificate(s) and duly executed stock powers representing the Purchased Shares, or a lost certificate affidavit with customary indemnification by Seller that is reasonably acceptable to the Corporation, the Corporation shall pay the Total Amount to Seller by wire transfer of immediately available funds to an account designated by Seller in writing to the Corporation. Upon receipt of the Total Amount, all of the Seller’s rights under the Purchased Shares shall be extinguished.

4.                  Closing Conditions.

(a)                The obligation of the Seller to sell the Purchased Shares is subject to the fulfillment, to the Seller’s reasonable satisfaction, prior to or on the Closing Date, of the following conditions:

(i)            The representations and warranties of the Corporation shall be true and correct in all material respects on the date hereof and as of the Closing Date as if made on and as of such date.

(ii)            No action, proceeding, investigation, regulation or legislation shall have been instituted, threatened or proposed before any court, governmental agency or authority or legislative body to enjoin, restrain, prohibit or obtain substantial damages in respect of this Agreement or the transactions contemplated hereby.

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(iii)            The Registration Statement shall have been declared effective and the Offering shall have been consummated on or before December 31, 2016.

(b)               The obligations of the Corporation to acquire the Purchased Shares is subject to the fulfillment, to the Corporation’s reasonable satisfaction, prior to or on the Closing Date, of the following conditions:

(i)            The representations and warranties of the Seller shall be true and correct in all material respects on the date hereof and as of the Closing Date as if made on and as of such date.

(ii)            No action, proceeding, investigation, regulation or legislation shall have been instituted, threatened or proposed before any court, governmental agency or authority or legislative body to enjoin, restrain, prohibit or obtain substantial damages in respect of this Agreement or the transactions contemplated hereby.

(iii)            The Registration Statement shall have been declared effective and the Offering shall have been consummated on or before December 31, 2016.

5.                  Representations and Warranties of the Corporation. In order to induce Seller to enter into this Agreement, the Corporation hereby represents and warrants to Seller that (a) the Corporation has full power and authority to execute, deliver and perform its duties pursuant to this Agreement in accordance with its terms, (b) this Agreement constitutes a valid and binding obligation of the Corporation, enforceable in accordance with its terms, except to the extent enforcement may be affected by laws relating to bankruptcy, reorganization, insolvency and creditors’ rights and by the availability of injunctive relief, specific performance and other equitable remedies and (c) the execution, delivery and performance of this Agreement by the Corporation and the consummation by the Corporation of the transactions contemplated hereby will not violate any provision of, or require any consent or approval under or from, any law, ordinance or regulation or order, judgment or decree of any court or any governmental authority or any agreement, contract or instrument binding upon the Corporation.

6.                  Representations and Warranties of Seller. In order to induce the Corporation to enter into this Agreement, Seller hereby represents and warrants to the Corporation as follows:

(a)                Seller has full power and authority to execute, deliver and perform this Agreement in accordance with its terms. This Agreement constitutes the valid and binding obligation of Seller, enforceable in accordance with its terms, except to the extent enforcement may be affected by laws relating to bankruptcy, reorganization, insolvency and creditors’ rights and by the availability of injunctive relief, specific performance and other equitable remedies.

(b)               Seller owns and is transferring to the Corporation good, valid and marketable right, title and interest (both record and beneficial) in and to the Purchased Shares, free and clear of any liens, charges, claims, agreements or encumbrances of any nature whatsoever, and has never transferred or assigned any such Purchased Shares or the shares of common stock issuable upon conversion of the Purchased Shares or interest therein, or any claims or causes of actions with respect to such Purchased Shares or the shares of common stock issuable upon conversion of the Purchased Shares or in any way relating to the Corporation or any of its directors, officers, employees, representatives or agents or any interest therein, to any other person or entity. Other than the transactions contemplated by this Agreement, there is no outstanding right of any person or entity to acquire all or any part of the Purchased Shares or any shares of common stock issuable upon conversion of the Purchased Shares. Seller has not entered into any voting agreement or granted any proxy with respect to the Purchased Shares. There are no existing contracts or options between Seller on the one hand, and any other person or entity, on the other hand, regarding the Purchased Shares or the common stock issuable upon conversion of the Purchased Shares.

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(c)                After conveyance of the Purchased Shares, Seller shall not own any other shares of Series G Preferred Stock and does not have any right to acquire any shares of Series G Preferred Stock (whether by option, warrant, stock appreciation right, phantom stock or otherwise). After conveyance of the Purchased Shares to the Corporation, Seller hereby relinquishes any and all rights in and to the Corporation derived from the Purchased Shares, including, without limitation, any interest set forth in any stock certificates issued to Seller by the Corporation representing the Purchased Shares.

(d)               The execution, delivery and performance of this Agreement by Seller and the consummation by Seller of the transactions contemplated hereby, will not violate any provision of, or require any consent or approval under or from, any law, ordinance or regulation or order, judgment or decree of any court or any governmental authority or any agreement, contract, or instrument binding upon Seller or the Purchased Shares.

(e)                Seller acknowledges and understands that (i) it has entered into this Agreement willingly, and (ii) Seller wishes to sell and transfer the Purchased Shares hereunder in exchange for the Total Amount, and to make the other agreements contained herein, with no further recourse to the Corporation in respect of any of the Purchased Shares.

(f)                 Seller as an “accredited investor” as that term is defined in Rule 501(a) of Regulation D and acknowledges that it has been given the opportunity to review all of the filings of the Corporation with the Securities and Exchange Commission and the financial reports and the books and records of the Corporation, all of which have been made available to it, that it is familiar with the present value of the assets thereof, the status and extent of the liabilities of the Corporation, that it is familiar with the recent and past financial condition and operational history of the Corporation and that it has fully satisfied itself as to any questions it may have concerning its rights and obligations hereunder and the present and future value or potential value of the Corporation and its assets.

(g)               Seller hereby agrees that the Total Amount reflects the fair value of the Purchased Shares and is fair and adequate consideration to induce Seller to execute, deliver, and comply with the terms of this Agreement.

(h)               SELLER FURTHER ACKNOWLEDGES THAT IT HAS BEEN URGED BY THE CORPORATION TO SEEK ITS OWN INDEPENDENT LEGAL, TAX, AND FINANCIAL ADVISORS IN CONNECTION WITH THIS AGREEMENT AND UNDERSTANDS THE MEANING AND LEGAL CONSEQUENCES OF THIS AGREEMENT.

7.                  Governing Law; Venue; Waiver of Service. This Agreement shall be governed by and construed in accordance with the domestic laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware. By execution and delivery of this Agreement, each party irrevocably submits to the personal and exclusive jurisdiction of the federal and state courts located in New York County, New York for itself, and in respect of its property with respect to such action. Each party agrees that venue would be proper in any of such courts, and hereby waives any objection that any such court is an improper or inconvenient forum for the resolution of any such action, provided that nothing in this Section 7 shall limit a party from enforcing any judgment obtained in one of the aforementioned courts. The parties further agree that the mailing by certified or registered mail, return receipt requested, to the addresses specified for notice in this Agreement, of any process or summons required by any such court shall constitute valid and lawful service of process against them, without the necessity for service by any other means provided by statute or rule of court.

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8.                  Further Assurances. Each party hereto agrees to do all acts and things and to make, execute and deliver such written instruments (including any documents necessary or appropriate to evidence the transfer of the Purchased Shares) as shall, from time to time, be reasonably required to carry out the terms and provisions of this Agreement.

9.                  Assignment; Third Party Beneficiaries. Neither this Agreement nor any rights under this Agreement may be assigned or delegated by any party without the consent of the other party. Other than the parties hereto, no person or entity shall have any rights under or with respect to this Agreement.

10.               Binding Effect. Subject to Section 9, this Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, successors and assigns.

11.               WAIVER OF JURY TRIAL: EACH PARTY HEREBY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR THE SUBJECT MATTER HEREOF. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS AGREEMENT, INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS (INCLUDING NEGLIGENCE), BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. THIS SECTION HAS BEEN FULLY DISCUSSED BY EACH OF THE PARTIES HERETO AND THESE PROVISIONS WILL NOT BE SUBJECT TO ANY EXCEPTIONS. EACH PARTY HERETO HEREBY FURTHER WARRANTS AND REPRESENTS THAT SUCH PARTY HAS HAD AN OPPORTUNITY TO REVIEW THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT SUCH PARTY KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS.

12.               Rules of Construction. The parties hereto agree that they have been represented or had the opportunity to be represented by counsel during the negotiation and execution of this Agreement and have participated jointly in the drafting of this Agreement and, therefore, waive the application of any law, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.

13.               Notices. Except as otherwise provided herein, all notices, requests, claims, demands, waivers and other communications hereunder shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by email or facsimile transmission, and in the case of facsimile or email, with copies by overnight courier service or registered mail to the respective parties as follows (or, in each case, as otherwise notified by any of the parties hereto) and shall be effective and deemed to have been given (i) immediately when sent by facsimile or email between 9:00 A.M. and 6:00 P.M. (Eastern time) on any business day (and when sent outside of such hours, at 9:00 A.M. (Eastern time) on the next business day), and (ii) when received if delivered by hand or overnight courier service or certified or registered mail on any business day:

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If to Seller, to the address and email address set forth on the signature page hereof.

If to the Corporation, to:

Rennova Health, Inc.

Suite 800

400 S. Australian Avenue

West Palm Beach, Florida 33401

Attention: Seamus Lagan

email: slagan@rennovahealth.com

with a copy to (which shall not constitute notice):

Akerman LLP

Three Brickell City Centre

Suite 1100

Miami, Florida 33131

Attention: J. Thomas Cookson

email: tom.cookson@akerman.com

14.               Survival; Waiver. The representations and warranties of the Corporation and Seller shall survive the closing of the purchase and sale of the Purchased Shares. No failure or delay on the part of any party hereto in the exercise of any right hereunder shall impair such right or be construed as a waiver of, or acquiescence in, any breach of any representation, warranty, covenant or agreement herein, nor shall any single or partial exercise of any such right preclude other or further exercise thereof or of any other right.

15.               Execution in Counterparts. This Agreement may be executed in multiple counterparts, each of which when executed and delivered shall be deemed an original, and all of which shall together be considered one and the same agreement. Electronic signatures to this Agreement shall be deemed the equivalent to original signatures for all purposes.

16.               Headings. The headings of the various provisions of this Agreement are not to be construed as limiting or expanding any provisions hereof but are merely intended to act as aids in referring to the provisions hereof.

17.               Severability. If any term, provision, agreement, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, agreements, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated hereby are not affected in any manner materially adverse to any party hereto. Upon such a determination, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties hereto as closely as possible in a reasonably acceptable manner in order that the transactions contemplated by this Agreement may be consummated as originally contemplated to the fullest extent possible.

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18.               Equal Treatment. The Corporation hereby represents and warrants as of the date hereof and covenants and agrees that none of the terms offered to any holder of Series G Preferred Stock with respect to sale by such holder or the purchase by the Corporation of such shares of Series G Preferred Stock is or will be more favorable to such holder than those of the Seller and this Agreement. If, and whenever on or after the date hereof, the Corporation enters into any document or agreement that contains terms more favorable to a holder of Series G Preferred Stock other than the Seller relating to the sale and purchase of shares of Series G Preferred Stock than this Agreement, then the terms and conditions of this Agreement shall be (at Seller's sole option), without any further action by the Seller or the Corporation, automatically amended and modified such that the Seller shall receive the benefit of such more favorable terms and/or conditions.

19.               Entire Agreement; Amendment. This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof. No provision of this Agreement may be amended, or waived except by a written instrument executed by the Corporation and Seller.

[SIGNATURES ON THE FOLLOWING PAGE]

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IN WITNESS WHEREOF, the parties have caused this Share Redemption Agreement to be executed as of the date and year first written above.

CORPORATION:

RENNOVA HEALTH, INC., a Delaware corporation

By:_______________________________________

Name:

Title:

SELLER:

[___________________]

By:_______________________________________

Name:

Title:

ADDRESS:

_______________________________________

_______________________________________

_______________________________________

email: __________________________________

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